Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

Registration No. 33-34075 on Form S-8 of Fifth Third Bancorp

Registration No. 333-52182 on Form S-8 of Fifth Third Bancorp

Registration No. 333-52188 on Form S-8 of Fifth Third Bancorp

Registration No. 333-58249 on Form S-8 of Fifth Third Bancorp

Registration No. 333-58618 on Form S-8 of Fifth Third Bancorp

Registration No. 333-72910 on Form S-8 of Fifth Third Bancorp

Registration No. 333-114001 on Form S-8 of Fifth Third Bancorp

Registration No. 333-116535 on Form S-8 of Fifth Third Bancorp

Registration No. 333-119280 on Form S-8 of Fifth Third Bancorp

Registration No. 333-147192 on Form S-8 of Fifth Third Bancorp

Registration No. 333-147533 on Form S-8 of Fifth Third Bancorp

Registration No. 333-157687 on Form S-8 of Fifth Third Bancorp

Registration No. 333-158742 on Form S-8 of Fifth Third Bancorp

Registration No. 333-175258 on Form S-8 of Fifth Third Bancorp

Registration No. 333-197320 on Form S-8 of Fifth Third Bancorp

Registration No. 333-214542 on Form S-8 of Fifth Third Bancorp

Registration No. 333-215865 on Form S-8 of Fifth Third Bancorp

Registration No. 333-217354 on Form S-8 of Fifth Third Bancorp

Registration No. 333-227468 on Form S-8 of Fifth Third Bancorp

Registration No. 333-225761 on Form S-8 of Fifth Third Bancorp

Registration No. 333-230486 on Form S-8 of Fifth Third Bancorp

Registration No. 333-230900 on Form S-8 of Fifth Third Bancorp

Registration No. 333-251914 on Form S-8 of Fifth Third Bancorp

Registration No. 333-255215 on Form S-8 of Fifth Third Bancorp

Registration No. 333-274775 on Form S-8 of Fifth Third Bancorp

Registration No. 333-278731 on Form S-8 of Fifth Third Bancorp

Registration No. 333-293112 on Form S-8 of Fifth Third Bancorp

Registration No. 33-54134 on Form S-3 of Fifth Third Bancorp

Registration No. 333-165689 on Form S-3 of Fifth Third Bancorp

Registration No. 333-187546 on Form S-3 of Fifth Third Bancorp

Registration No. 333-210429 on Form S-3 of Fifth Third Bancorp

Registration No. 333-230568 on Form S-3 of Fifth Third Bancorp

Registration No. 333-263894 on Form S-3 of Fifth Third Bancorp

Registration No. 333-286007 on Form S-3 of Fifth Third Bancorp

Registration No. 333-225761 on Form S-4 of Fifth Third Bancorp

Registration No. 333-232335 on Form S-4 of Fifth Third Bancorp

Registration No. 333-291296 on Form S-4 of Fifth Third Bancorp

of our report dated February 24, 2025, with respect to the consolidated financial statements of Comerica Incorporated, and our report dated February 24, 2025 with respect to the effectiveness of internal control over financial reporting of Comerica Incorporated, included in this Current Report on Form 8-K/A of Fifth Third Bancorp.

/s/ Ernst & Young LLP

March 4, 2026

Dallas, Texas